Exhibit 99.(d)

Number
TO COME

COMMON SHARES OF
BENEFICIAL INTEREST	Shares
UNINCORPORATED	CUSIP TO COME
STATUTORYTRUST ORGANIZED UNDER THE LAWS	SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST WITH THE PAR VALUE $0.01 PER SHARE OF CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Trust has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED:

COMMON SHARES

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT
AND REGISTRAR
BY
	AUTHORIZED OFFICER	SECRETARY	CHIEF EXECUTIVE OFFICER

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: DENISE MARTIN 931-490-1727 PROOF OF NOVEMBER 30, 2006 CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND WSB 25503 FACE
SALES: RICHARD JOHNS: 516-731-2885	OPERATOR:	Teresa/Anthony
ETHER 7 / LIVE JOBS / C / CLAYMORE/GUGGENHEIM 25503 FC	Rev. 2

COLORS SELECTED FOR PRINTING: Undertint, double throat tint and Intaglio prints in SC-15 MAROON.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:    OK AS IS    OK WITH CHANGES    MAKE CHANGES AND SEND ANOTHER PROOF

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE MADE TO THE TRUST OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated

X
X
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE NOTICE: CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: DENISE MARTIN 931-490-1727 PROOF OF NOVEMBER 30, 2006 CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND WSB 25503 BACK
SALES: RICHARD JOHNS: 516-731-2885	OPERATOR:	Teresa/Anthony

ETHER 7 / LIVE JOBS / C / CLAYMORE/GUGGENHEIM 25503 BK	Rev. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:      OK AS IS      OK WITH CHANGES      MAKE CHANGES AND SEND ANOTHER PROOF